Capital	12 Months Ended
Dec. 31, 2017
Disclosure of notes and other explanatory information [Abstract]
Capital
Capital
TransAlta’s capital is comprised of the following:

As at Dec. 31	2017	2016	Increase/ (decrease)
Long-term debt(1)	3,707	4,361	(654)
Equity
Common shares	3,094	3,094	—
Preferred shares	942	942	—
Contributed surplus	10	9	1
Deficit	(1,209)	(933)	(276)
Accumulated other comprehensive income	489	399	90
Non-controlling interests	1,059	1,152	(93)
Less: available cash and cash equivalents(2)	(314)	(305)	(9)
Less: fair value asset of hedging instruments on long-term debt(3)	(30)	(163)	133
Total capital	7,748	8,556	(808)
(1) Includes finance lease obligations, amounts outstanding under credit facilities, tax equity liability, and current portion of long-term debt.
(2) The Corporation includes available cash and cash equivalents as a reduction in the calculation of capital, as capital is managed internally and evaluated by management using a net debt position.  In this regard, these funds may be available, and used to facilitate repayment of debt.
(3) The Corporation includes the fair value of economic and designated hedging instruments on debt in an asset, or liability, position as a reduction, or increase, in the calculation of capital, as the carrying value of the related debt has either increased, or decreased, due to changes in foreign exchange rates.

In 2016 and 2017, the Corporation focused on raising non-recourse debt to fund upcoming corporate debt maturities. The Corporation’s overall capital management strategy and its objectives in managing capital have remained unchanged from Dec. 31, 2016, and are as follows:
A. Maintain an Investment Grade Credit Rating
The Corporation operates in a long-cycle and capital-intensive commodity business, and it is therefore a priority to maintain an investment grade credit rating as it allows the Corporation to access capital markets at reasonable interest rates. Key rating agencies assess TransAlta’s credit rating using a variety of methodologies, including financial ratios. These methodologies and ratios are not publicly disclosed. TransAlta’s management has developed its own definitions of metrics, ratios, and targets to manage the Corporation’s capital. These metrics and ratios are not defined under IFRS, and may not be comparable to those used by other entities or by rating agencies.
The Corporation has an investment grade credit rating from Standard & Poor's (negative outlook), DBRS (stable outlook) and Fitch Ratings (stable outlook). In December 2015, Moody’s downgraded the Corporation below investment grade to Ba1 with a stable outlook. During 2017, Fitch Ratings reaffirmed the Corporation’s Unsecured Debt rating and Issuer Rating of BBB- and changed their outlook from negative to stable, DBRS changed the Corporation’s Unsecured Debt rating and Medium-Term Notes rating from BBB to BBB (low), the Preferred Shares rating from Pfd-3 to Pfd-3 (low), and Issuer Rating from BBB to BBB (low) (with outlook changed to stable from negative), and Standard & Poor’s reaffirmed the Corporation’s Unsecured Debt rating and Issuer Rating of BBB-, but changed the outlook from stable to negative. The Corporation is focused on strengthening its financial position and cash flow coverage ratios to achieve stable investment grade credit ratings. Strengthening the Corporation’s financial position allows its commercial team to contract the Corporation’s portfolio with a variety of counterparties on terms and prices that are favourable to the Corporation’s financial results and provides the Corporation with better access to capital markets through commodity and credit cycles.

As at Dec. 31	2017	2016	Target
Comparable funds from operations to adjusted interest coverage (times)	4.3	3.9	4 to 5
Adjusted comparable funds from operations to adjusted net debt (%)	20.4	16.3	20 to 25
Adjusted net debt to comparable earnings before interest, taxes, depreciation, and amortization (times)	3.6	3.8	3.0 to 3.5

Comparable Funds from Operations (“FFO”) before Interest to Adjusted Interest Coverage is calculated as comparable FFO plus interest on debt (net of capitalized interest) divided by interest on debt plus 50 per cent of dividends paid on preferred shares. Comparable FFO is calculated as cash flow from operating activities before changes in working capital and is adjusted for transactions and amounts that the Corporation believes are not representative of ongoing cash flows from operations. Comparable FFO to adjusted interest coverage in 2017 improved compared with 2016. The Corporation’s goal is to maintain this ratio in a range of four to five times.
Adjusted Comparable FFO to Adjusted Net Debt is calculated as comparable FFO less 50 per cent of dividends paid on preferred shares divided by net debt (current and long-term debt plus 50 per cent of outstanding preferred shares less available cash and cash equivalents and including fair value assets of hedging instruments on debt). Adjusted comparable FFO to adjusted net debt increased in 2017 compared to 2016 due to the increase in comparable FFO, and lower debt due to repayments. The Corporation’s goal is to maintain this ratio in a range of 20 to 25 per cent.
Adjusted Net Debt to Comparable Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) is calculated as net debt divided by comparable EBITDA. Comparable EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization and is adjusted for transactions and amounts that the Corporation believes are not representative of ongoing business operations. Adjusted net debt to comparable EBITDA in 2017 improved compared to 2016 due to the lower debt balance due to repayments. The Corporation’s goal is to maintain this ratio in a range of 3.0 to 3.5 times.
At times, the credit ratios may be outside of the specified target ranges while the Corporation realigns its capital structure. During 2017, the Corporation continued to strengthen its financial position and reduce debt; using proceeds from the dropdown of the Canadian Assets to pay out the credit facility balance. In 2016, the Corporation reduced its dividend to $0.16 per common share on an annualized basis from $0.72 per common share.
Management routinely monitors forecasted net earnings, cash flows, capital expenditures, and scheduled repayment of debt with a goal of meeting the above ratio targets and to meet dividend and PP&E expenditure requirements.
B. Ensure Sufficient Cash and Credit is Available to Fund Operations, Pay Dividends, Distribute Payments to Subsidiaries’ Non-Controlling Interests, Invest in Property, Plant, and Equipment, and Make Acquisitions
For the years ended Dec. 31, 2017 and 2016, cash inflows and outflows are summarized below. The Corporation manages variations in working capital using existing liquidity under credit facilities.

Year ended Dec. 31	2017	2016	Increase (decrease)
Cash flow from operating activities	626	744	(118)
Change in non-cash working capital	114	(73)	187
Cash flow from operations before changes in working capital	740	671	69
Dividends paid on common shares	(46)	(69)	23
Dividends paid on preferred shares	(40)	(42)	2
Distributions paid to subsidiaries’ non-controlling interests	(172)	(151)	(21)
Property, plant, and equipment expenditures(1)	(338)	(358)	20
Inflow	144	51	223
(1) Includes growth capital associated with the South Hedland Power Station.

TransAlta maintains sufficient cash balances and committed credit facilities to fund periodic net cash outflows related to its business. At Dec. 31, 2017, $1.4 billion (2016 - $1.4 billion) of the Corporation’s available credit facilities were not drawn.
Periodically, TransAlta accesses capital markets, as required, to help fund some of these periodic net cash outflows, to maintain its available liquidity, and to maintain its capital structure and credit metrics within targeted ranges. TransAlta is focused on replacing additional maturing recourse debt with debt secured by contracted cash flows.